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                                                                   Exhibit 10.2

April 19, 2002

                                                 DIRECT LINE: 441 299 4950
                                                 E-MAIL:      jmmacdonald@cdp.bm
                                                 OUR REF:     309738 614155
                                                 YOUR REF:

The Bank of Bermuda Limited
6 Front Street
Hamilton HM 11
Bermuda

Dear Sirs

The Bank of Bermuda Limited (the "Bank")

   We have acted as special legal counsel in Bermuda to the Bank in connection with the filing by the Bank with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Securities Act") of a registration statement on Form 20-F (the "Registration Statement") in relation to the registration of common shares of the Bank.

   We have made no investigation of and express no opinion in relation to the laws of any jurisdiction other than Bermuda. This opinion is to be governed by and construed in accordance with the laws of Bermuda and is limited to and is given on the basis of the current law and practice in Bermuda. This opinion is issued solely for your benefit and is not to be relied upon by any other person, firm or entity or in respect of any other matter except as set out below.

   The statements in the Registration Statement under the caption "Enforcement of Civil Liabilities under United States Federal Securities Laws", insofar as they purport to describe the provisions of the laws of Bermuda referred to therein, are accurate and correct in all material respects.

   We hereby consent to the filing of this opinion as an exhibit to the Registration Statement and to the references to this Firm in the Registration Statement. As Bermuda attorneys, however, we are not qualified to opine on matters of law of any jurisdiction other than Bermuda. Accordingly, we do not admit to being an expert within the meaning of the Securities Act.

                                          Yours faithfully

                                          /s/  Conyers Dill & Pearman
                                          CONYERS DILL & PEARMAN